SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ________


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 31, 1997


                            WATKINS-JOHNSON COMPANY
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             (Exact name of registrant as specified in its charter)



      CALIFORNIA                      1-5631                  94-1402710
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(State of Organization)         (Commission Number)   (IRS Employer I.D. Number)



 3333 Hillview Avenue, Palo Alto, California                      94304-1223
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (650) 493-4141


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

         Watkins-Johnson Company hereby amends Item 7 to read as follows, and the items shown as (b)(1) through (3) are enclosed herewith:


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  (1) Unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine-month period ended September 26, 1997.

                  (2) Unaudited Pro Forma Consolidated Condensed Statement of Operations for the year ended December 31, 1996.

                  (3) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 26, 1997.

         (c)      Exhibits.

                  Other than the unaudited pro forma financial information listed as Item 7(b)(1) through (3), no exhibits are attached.



         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       WATKINS-JOHNSON COMPANY


                                       By   /s/W. Keith Kennedy, Jr.
                                            -----------------------------
                                            W. Keith Kennedy, Jr.
                                            President

                             WATKINS-JOHNSON COMPANY
                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION


On October 31, 1997, Registrant sold all the outstanding shares of its wholly-owned subsidiary, originally named W-J TSMD, Inc. and later renamed Stellex Microwave Systems, Inc. ("SMS"), to TSMD Acquisition Corp., an affiliate of Mentmore Holding Corporation. Registrant had previously contributed its defense electronics, microwave components and subsystems business to SMS. The transaction was completed under a previously-announced Stock Purchase Agreement dated as of August 29, 1997.

The following unaudited pro forma condensed consolidated balance sheet as of September 26, 1997 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and nine months ended
September 26, 1997 give effect to the disposition of SMS. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related notes thereto of registrant contained in its 1996 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended September 26, 1997.

The pro forma information is presented for information purposes only and is not necessarily indicative of the results that would have been obtained had the disposition actually occurred on the dates assumed, nor is it necessarily indicative of the future results of operations.

                                            WATKINS-JOHNSON COMPANY AND SUBSIDIARIES
                                                UNAUDITED PRO FORMA CONSOLIDATED
                                                CONDENSED STATEMENT OF OPERATIONS
                                       For the nine month period ended September 26, 1997
                                                                         ---Pro Forma Adjustments---
(Dollars in thousands, except per share           Company                  Less                   Other           Company
amounts)                                       Historical                SMS(a)             Adjustments           Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Sales                                      $     286,971         $       (67,900)     $                       $     219,071
-------------------------------------------------------------------------------------------------------------------------------
Costs and expenses:
         Cost of goods sold                      187,563                 (47,900)                                   139,663
         Selling and administrative               52,144                  (7,500)              (800)(b)              43,844
         Research and development                 34,022                  (1,600)                                    32,422
-------------------------------------------------------------------------------------------------------------------------------
                                                 273,729                 (57,000)              (800)                215,929
-------------------------------------------------------------------------------------------------------------------------------

Income from operations                            13,242                 (10,900)               800                   3,142
Interest and other income (expense)--net           1,067                                                              1,067
Interest expense                                  (1,048)                                                            (1,048)
-------------------------------------------------------------------------------------------------------------------------------

Income from operations before Federal
    and foreign income taxes                      13,261                 (10,900)               800                   3,161
Federal and foreign income taxes                  (4,111)                  4,200               (800)(b)                (885)
                                                                                               (174)(c)
-------------------------------------------------------------------------------------------------------------------------------
Net income                                 $       9,150         $        (6,700)     $        (174)          $       2,276
===============================================================================================================================

Fully diluted net income per share         $        1.07         $          (0.78)    $         (0.02)        $        0.27

Average common and equivalent shares
    outstanding                                8,572,000                8,572,000           8,572,000             8,572,000

Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations

(a)  To remove revenues and expenses of SMS operations.
(b) To remove SMS's state tax expense included in the Company's general and administrative expenses consistent with the Company's current reporting practice.
(c) The SMS operating results reflect a provision for income taxes as if SMS was a separate taxpayer utilizing federal and state statutory tax rates. For pro forma purposes, tax expense was recalculated on a pro forma basis for the Company without SMS. This adjustment represents the tax difference arising from this with and without calculation.


                                         WATKINS-JOHNSON COMPANY AND SUBSIDIARIES
                                             UNAUDITED PRO FORMA CONSOLIDATED
                                            CONDENSED STATEMENT OF OPERATIONS
                                           For the year ended December 31, 1996
                                                                         ---Pro Forma Adjustments---
(Dollars in thousands, except per share           Company                  Less                  Other           Company
amounts)                                       Historical                SMS(a)            Adjustments           Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Sales                                     $     438,319         $       (89,200)     $                       $     349,119
-------------------------------------------------------------------------------------------------------------------------------

Costs and expenses:
         Cost of goods sold                     298,656                 (68,100)                                   230,556
         Selling and administrative              78,075                 (11,100)               (400)(b)             66,575
         Research and development                56,675                  (3,500)                                    53,175
-------------------------------------------------------------------------------------------------------------------------------
                                                433,406                 (82,700)               (400)               350,306
-------------------------------------------------------------------------------------------------------------------------------

Income from operations                            4,913                  (6,500)                400                 (1,187)
Interest and other income (expense)--net            980                                                                980
Interest expense                                 (1,574)                                                            (1,574)
-------------------------------------------------------------------------------------------------------------------------------

Income from operations before Federal
    and foreign income taxes                      4,319                  (6,500)                400                 (1,781)
Federal and foreign income taxes                 (1,285)                  2,500                (400)(b)                570
                                                                                               (245)(c)
-------------------------------------------------------------------------------------------------------------------------------
Net income                                $       3,034         $        (4,000)     $         (245)         $      (1,211)
===============================================================================================================================

Fully diluted net income per share        $        0.36         $         (0.47)     $        (0.03)         $       (0.14)

Average common and equivalent shares
    outstanding                               8,541,000               8,541,000           8,541,000              8,541,000

Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations

(a)  To remove revenues and expenses of SMS operations.
(b) To remove SMS's state tax expense included in the Company's general and administrative expenses consistent with the Company's current reporting practice.
(c) The SMS operating results reflect a provision for income taxes as if SMS was a separate taxpayer utilizing federal and state statutory tax rates. For pro forma purposes, tax expense was recalculated on a pro forma basis for the Company without SMS. This adjustment represents the tax difference arising from this with and without calculation.

                                         WATKINS-JOHNSON COMPANY AND SUBSIDIARIES
                                             UNAUDITED PRO FORMA CONSOLIDATED
                                                  CONDENSED BALANCE SHEET
                                                 As of September 26, 1997
                                                                             ---Pro Forma Adjustments---
(Dollars in thousands, except per share           Company                    Less                     Other              Company
amounts)                                          Historical                SMS(a)              Adjustments              Pro forma
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Current assets:
    Cash and equivalents                     $       43,418         $                    $        82,185(b)       $       125,603
    Receivables                                      71,695                (15,500)                                        56,195
    Inventories                                      68,467                (15,100)                                        53,367
    Deferred income taxes                            18,440                 (3,000)                                        15,440
    Other                                             4,417                   (300)                8,715(c)                12,832
-----------------------------------------------------------------------------------------------------------------------------------
    Total current assets                            206,437                (33,900)               90,900                  263,437
-----------------------------------------------------------------------------------------------------------------------------------

Property, plant, and equipment                      228,538                (45,100)                                       183,438
    Accumulated depreciation and
    amortization                                   (125,587)                40,800                                        (84,787)
-----------------------------------------------------------------------------------------------------------------------------------
    Property, plant, and equipment--net              102,951                (4,300)                                        98,651
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Other assets                                           3,465                                                                3,465
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net assets of SMS operations                                                22,500               (22,500)(c)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             $      312,853         $      (15,700)      $        68,400          $       365,553
===================================================================================================================================

LIABILITIES AND SHAREOWNERS' EQUITY

Current liabilities:
    Payables                                 $       18,449                 (2,400)                               $        16,049
    Accrued liabilities                              60,160                (12,300)               14,550(d)                83,910
                                                                                                  21,500(e)
-----------------------------------------------------------------------------------------------------------------------------------
    Total current liabilities                        78,609                (14,700)               36,050                   99,959
-----------------------------------------------------------------------------------------------------------------------------------
Long-term obligations                                36,858                 (1,000)                                        35,858
-----------------------------------------------------------------------------------------------------------------------------------

Shareowners' equity:
    Common stock                                     40,191                                                                40,191
    Retained earnings                               157,195                                       32,350(f)               189,545
-----------------------------------------------------------------------------------------------------------------------------------
    Total shareowners' equity                       197,386                                       32,350                  229,736
-----------------------------------------------------------------------------------------------------------------------------------
                                             $      312,853          $     (15,700)      $        68,400          $       365,553
===================================================================================================================================

                                       4

Notes to Unaudited Pro Forma Consolidated Condensed Balance Sheet

(a) To remove assets and liabilities of the SMS operations and reflect the net assets on the balance sheet as net assets of SMS operations.
(b)  To reflect cash proceeds from the sale of SMS.
(c) To reflect net assets of SMS sold and record the net current assets retained as part of the purchase price consideration.
(d)  To accrue anticipated costs in connection with the sale of SMS.
(e)  To accrue anticipated income taxes due in connection with the sale of SMS.
(f)  To adjust retained earnings to reflect the net gain on the sale of SMS.


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